UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 24, 2020

  CUMMINS INC.

(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Jackson Street

P. O. Box 3005

Columbus, Indiana  47202-3005

(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code: (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $2.50 par value	CMI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 24, 2020, Cummins Inc. (the “Company”) completed a public offering (the “Offering”) of $500 million aggregate principal amount of the Company’s 0.750% Senior Notes due 2025 (the “2025 Notes”), $850 million aggregate principal amount of the Company’s 1.500% Senior Notes due 2030 (the “2030 Notes) and $650 million aggregate principal amount of the Company’s 2.600% Senior Notes due 2050 (the “2050 Notes,” and together with the 2025 Notes and the 2030 Notes, the “Notes”).

The Notes were issued under an Indenture (the “Base Indenture”), dated as of September 16, 2013, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a Third Supplemental Indenture (the “Third Supplemental Indenture”), a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) and a Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”), each dated as of August 24, 2020, between the Company and the Trustee, establishing the terms and providing for the issuance of the Notes (collectively, the “Supplemental Indentures”).

The Third Supplemental Indenture and form of the 2025 Note, which is included therein, provide, among other things, that the 2025 Notes bear interest at a rate of 0.750% per year (payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2021), and will mature on September 1, 2025.

The Fourth Supplemental Indenture and form of the 2030 Note, which is included therein, provide, among other things, that the 2030 Notes bear interest at a rate of 1.500% per year (payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2021), and will mature on September 1, 2030.

The Fifth Supplemental Indenture and form of the 2050 Note, which is included therein, provide, among other things, that the 2050 Notes bear interest at a rate of 2.600% per year (payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2021), and will mature on September 1, 2050.

The Company intends to use the net proceeds from the Offering for general corporate purposes, which may include repaying outstanding commercial paper and funding working capital and capital expenditures.

The Company may redeem all or any portion of the Notes of each series at any time or from time to time. If the 2025 Notes are redeemed before the date that is one month prior to the maturity of the 2025 Notes, the 2030 Notes are redeemed before the date that is three months prior to the maturity of the 2030 Notes or the 2050 Notes are redeemed before the date that is six months prior to the maturity of the 2050 Notes, the redemption price will equal the principal amount of the Notes to be redeemed plus a make-whole premium. If the Company redeems the 2025 Notes on or after the date that is one month prior to the maturity date of the 2025 Notes, if the Company redeems the 2030 Notes on or after the date that is three months prior to the maturity date of the 2030 Notes and if the Company redeems the 2050 Notes on or after the date that is six months prior to the maturity date of the 2050 Notes, the redemption price for those Notes will equal 100% of the principal amount of the Notes to be redeemed. The Company will also pay accrued and unpaid interest on the principal amount being redeemed up to, but excluding, the redemption date.

The Supplemental Indentures contain customary events of default. If an event of default occurs and is continuing with respect to the Notes, then the Trustee or the holders of at least 25% of the principal amount of the outstanding Notes of that series may declare the Notes of that series to be due and payable immediately. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization, all outstanding Notes will become due and payable immediately without any declaration or other act on the part of the Trustee or the holders of the Notes.

The descriptions of the Base Indenture and the Supplemental Indentures set forth above are qualified by reference to the Base Indenture and the Supplemental Indentures filed as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01	Other Events.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-229659) that the Company filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2019. The Company is also filing certain exhibits as part of this Current Report on Form 8-K for purposes of such Registration Statement. See “Item 9.01.  Financial Statements and Exhibits.”

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits. The exhibits below are filed herewith:

EXHIBIT INDEX

Exhibit No.	Description
(4.1)	Indenture, dated as of September 16, 2013, by and between Cummins Inc. and U.S. Bank National Association (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission on September 16, 2013 (Registration Statement No. 333-191189)).
(4.2)	Third Supplemental Indenture, dated as of August 24, 2020, between Cummins Inc. and U.S. Bank National Association.
(4.3)	Fourth Supplemental Indenture, dated as of August 24, 2020, between Cummins Inc. and U.S. Bank National Association.
(4.4)	Fifth Supplemental Indenture, dated as of August 24, 2020, between Cummins Inc. and U.S. Bank National Association.
(5.1)	Opinion of Foley & Lardner LLP with respect to the Notes
(5.2)	Opinion of Sharon R. Barner with respect to the Notes.
(23.1)	Consent of Foley & Lardner LLP (included in Exhibit 5.1).
(23.2)	Consent of Sharon R. Barner (included in Exhibit 5.2).
(104)	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMMINS INC.

Date: August 24, 2020	By:	/s/ Mark A. Smith
Mark A. Smith
Vice President and Chief Financial Officer